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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 14, 2003

                           CENTRAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                    0-25045                34-1877137
(State or other jurisdiction of        (Commission            (IRS employer
incorporation or organization)         file number)       identification number)

601 Main Street, Wellsville, Ohio           43968             (330) 532-1517
(Address of Principal Executive Offices)  (Zip Code)        (Telephone Number)

















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Item 5 Other Events and Required FD Disclosure

On July 2, 2003, the registrant issued a press release announcing that Janna Cable and Marjorie Minor were promoted to Loan Officers for the registrant's subsidiary, Central Federal Bank. A copy of the press release is included as
Exhibit 99.1 to this Current Report on Form 8-K.

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press release issued on July 2, 2003 announcing that Janna Cable and Marjorie Minor were promoted to Loan Officers for the registrant's subsidiary, Central Federal Bank.








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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL FEDERAL CORPORATION

Dated: July 14, 2003

By: /s/ David C. Vernon
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David C. Vernon
Chairman, President & CEO